UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2016

FLEETMATICS GROUP PLC

(Exact name of registrant as specified in its charter)

Ireland	001-35678	98-1170810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block C, Cookstown Court Belgard Road Tallaght Dublin 24 Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 413 1250

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated May 4, 2016, setting forth financial information for the registrant for the first quarter of fiscal year 2016 and forward-looking statements relating to 2016.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 4, 2016, James M. Travers, Chief Executive Officer and Chairman of the Board of Directors (the “Board of Directors”) of Fleetmatics Group PLC (the “Company”) gave notice of his intent to retire as the Company’s Chief Executive Officer, with an effective date of January 1, 2017. Mr. Travers will remain as Chairman of the Board of Directors and continue to serve as a member of all committees of the Board of Directors on which he currently serves, in each case, until his term as director expires in 2018.

(c) On May 4, 2016, the Board of Directors appointed the Company’s President and Chief Operating Officer, Jill Ward, age 55, to replace Mr. Travers as the Company’s Chief Executive Officer, with an effective date of January 1, 2017. Prior to joining Fleetmatics in April 2015, Ms. Ward served as Senior Vice President and General Manager at Intuit Inc., a global provider of SaaS offerings for small businesses and consumers from 2001 to 2014. Prior to joining Intuit in 2001, Ms. Ward was President of CRM Outsourcer Telespectrum Customer Care, held senior small business and consumer marketing positions at Fidelity Investments, and led strategy consulting teams at global consultancy firm Bain & Company.

Ms. Ward will join the Board of Directors upon becoming Chief Executive Officer on January 1, 2017.

Ms. Ward has not entered into amendment to her existing employment agreement with the Company or any other material plan, contract or arrangement in connection with her appointment as the Company’s Chief Executive Officer. There are no family relationships between Ms. Ward and any director or executive officer of the Company, and Ms. Ward has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is a press release dated May 4, 2016, announcing Mr. Travers’ departure and Ms. Ward’s appointment to Chief Executive Officer discussed in Item 5.02 of this Current Report on Form 8-K.

The information under Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Press release dated as of May 4, 2016 (Exhibit 99.1).

Press release dated as of May 4, 2016 (Exhibit 99.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLEETMATICS GROUP PLC

Date: May 4, 2016	By:	/s/ Stephen Lifshatz
	Name:	Stephen Lifshatz
	Title:	Chief Financial Officer Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 4, 2016

99.2	Press Release dated May 4, 2016